Item 77 Q(1)(e)

New or Amended Investment Advisory Contracts

Investment Advisory Agreement dated November 29, 2013 between Registrant and ALPS Advisors, Inc. with respect to the ALPS Real Asset Income Fund is incorporated herein by reference to Exhibit (d)(30) to Post-Effective Amendment No. 125 to Registrant’s Registration Statement filed on November 27, 2013, accession number: 0001193125-13-456873.

Investment Sub-Advisory Agreement dated November 29, 2013 among Registrant, ALPS Advisors, Inc. and CoreCommodity Management LLC with respect to the ALPS Real Asset Income Fund is incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment No. 125 to Registrant’s Registration Statement filed on November 27, 2013, accession number: 0001193125-13-456873.

Investment Sub-Advisory Agreement dated November 29, 2013 among Registrant, ALPS Advisors, Inc. and RREEF America L.L.C with respect to the ALPS Real Asset Income Fund is incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment No. 125 to Registrant’s Registration Statement filed on November 27, 2013, accession number: 0001193125-13-456873.

Investment Advisory Agreement dated December 19, 2013 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Westport Resources Hedged High Income Fund is incorporated herein by reference to Exhibit (d)(33) to Post-Effective Amendment No. 127 to Registrant’s Registration Statement filed on December 19, 2013, accession number: 0001193125-13-478988.

Investment Advisory Agreement dated December 19, 2013 between Registrant and Westport Resources Management, Inc. with respect to the ALPS/Westport Resources Hedged High Income Fund is incorporated herein by reference to Exhibit (d)(34) to Post-Effective Amendment No. 127 to Registrant’s Registration Statement filed on December 19, 2013, accession number: 0001193125-13-478988.

Investment Sub-Advisory Agreement dated December 19, 2013 among Registrant, Westport Resources Management, Inc. and Concise Capital Management, L.P., with respect to the ALPS/Westport Resources Hedged High Income Fund is incorporated herein by reference to Exhibit (d)(35) to Post-Effective Amendment No. 127 to Registrant’s Registration Statement filed on December 19, 2013, accession number: 0001193125-13-478988.

Investment Sub-Advisory Agreement dated December 19, 2013 among Registrant, Westport Resources Management, Inc. and Amundi Smith Breeden LLC, with respect to the ALPS/Westport Resources Hedged High Income Fund is incorporated herein by reference to Exhibit (d)(36) to Post-Effective Amendment No. 127 to Registrant’s Registration Statement filed on December 19, 2013, accession number: 0001193125-13-478988.

Investment Sub-Advisory Agreement dated December 19, 2013 among Registrant, Westport Resources Management, Inc. and Sound Point Capital Management, L.P., with respect to the ALPS/Westport Resources Hedged High Income Fund is incorporated herein by reference to Exhibit (d)(37) to Post-Effective Amendment No. 127 to Registrant’s Registration Statement filed on December 19, 2013, accession number: 0001193125-13-478988.